UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 27, 2004

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)

         Delaware                       1-15062                 13-4099534
         --------                       -------                 ----------
(State or Other Jurisdiction    (Commission File Number)       IRS Employer
     of Incorporation)                                       Identification No.)


                One Time Warner Center, New York, New York 10019
                ------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))


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Item  3.02  Unregistered Sales of Equity Securities.

Conversion of Shares of Series LMCN-V Common Stock
-------------------------------------------------------------

     On December 27, 2004, Time Warner Inc. (the "Company") issued 65,470,395 shares of its common stock, par value $ .01 per share, upon conversion by wholly owned subsidiaries of Liberty Media Corporation (collectively, "Liberty") of an aggregate of 65,470,395 shares of the Company's Series LMCN-V Common Stock ("LMCN-V Stock") held by Liberty. As instructed by Liberty, the Company delivered such shares of its common stock to a financial institution in connection with a stock loan arrangement entered into by Liberty. According to Liberty, the stock loan is related to its existing hedging activity. Pursuant to the stock loan agreement, the financial institution may return the shares to Liberty at any time and must return the shares to Liberty upon Liberty's request, at which time the shares of the Company's common stock must be converted back into LMCN-V Stock. As a result of this conversion, the number of issued and outstanding shares of Company common stock will increase by 65,470,395 and the number of issued and outstanding shares of LMCN-V Stock will decrease by the same amount. The calculation of the Company's basic and diluted earnings per share will not be affected since all of the issued and outstanding shares of LMCN-V Stock have previously been included in such per share calculations. In connection with the issuance of common stock upon conversion of the LMCN-V Stock, the Company relied on the exemption from registration afforded by Section 3(a)(9) of the Securities Act of 1933, as amended.

     As required by the terms of a consent decree of the Federal Trade Commission ("FTC") issued in 1997 in connection with the acquisition of Turner Broadcasting System, Inc. by a predecessor of the Company and applicable to Liberty, Liberty is permitted only extremely limited voting rights with respect to the Company. Accordingly, each share of LMCN-V Stock is permitted only 1/100 of a vote on certain limited matters. The decree was modified by the FTC on December 21, 2004, to permit Liberty to lend the Company's common stock as long as, during the term of the stock loan, Liberty has no right to vote the loaned Company common stock or direct the voting of the common stock by the party to which the stock is loaned and cannot, directly or indirectly, influence or attempt to influence voting of the common stock by such party.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TIME WARNER INC.


                                              By:  /s/ Robert Marcus
                                                 -------------------------------
                                                 Name:  Robert Marcus
                                                 Title: Senior Vice President

  Date:  December 29, 2004